Exhibit 99.1

News Release

Contact:	William J. Brunner, CFO - Shareholders & Analysts (317) 269-1614 Beth Copeland - Media (317) 269-1395

FIRST INDIANA ANNOUNCES 2006 EARNINGS

        INDIANAPOLIS, January 17, 2007 -- First Indiana Corporation today announced net income of $32.9 million, or $1.94 per diluted share, for the year ended December 31, 2006. Net income for the previous year was $25.3 million, or $1.44 per diluted share. Fourth quarter net income was $6.0 million, or $0.35 per diluted share, compared with $6.8 million, or $0.39 per diluted share for the same period in 2005.

        Net income from continuing operations was $24.3 million for the year ended December 31, 2006, or $1.44 per diluted share, compared with $24.5 million, or $1.40 per diluted share, for the previous year.

        Return on average assets for 2006 was 1.61 percent, compared with 1.32 percent for 2005. Annualized return on average assets for the fourth quarter of 2006 was 1.13 percent, compared with 1.36 percent for the fourth quarter of 2005. Return on average equity for 2006 was 18.44 percent, compared with 14.39 percent for 2005. Annualized return on average equity for the fourth quarter of 2006 was 13.20 percent, compared with 15.25 percent for the fourth quarter of 2005.

        The Board of Directors of First Indiana Corporation announced a 5 percent increase in the corporation’s quarterly cash dividend to $0.21 from $0.20. The dividend will be paid March 15, 2007, to shareholders of record as of March 6, 2007. This is the 81st consecutive quarter First Indiana has paid a cash dividend and the 15th dividend increase in as many years.

        The corporation will host a conference call to discuss year-end financial results on Thursday, January 18 at 2:00 p.m. Eastern Time. To participate, please call (800) 278-9857 and ask for First Indiana year-end earnings. A replay of the call will be available from 4:00 p.m. Eastern Time January 18, through midnight, Thursday, January 25. To hear the replay, call (800) 642-1687 and use conference ID: 5661480.

        First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 32 offices in central

First Indiana Announces 2006 Earnings
January 17, 2007

Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

        This document contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in the national or Indiana economies; changes in interest rates; changes in the competitive environment in Indianapolis; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements; and changes in required accounting policies or procedures. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.firstindiana.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended			For the Twelve Months Ended
	December 31	September 30	December 31	December 31	December 31
	2006	2006	2005	2006	2005
Net Interest Income	$ 18,179	$ 17,920	$ 17,799	$ 71,694	$ 69,110
Provision for Loan Losses	-	-	-	(1,600)	(3,200)
Non-Interest Income	6,530	6,636	7,619	27,884	29,318
Non-Interest Expense	15,345	15,640	15,261	62,630	63,061
Income from Continuing Operations, Net of Taxes	6,010	5,673	6,562	24,296	24,500
Income from Discontinued Operations, Net of Taxes	-	-	189	8,653	771
Net Income	6,010	5,673	6,751	32,949	25,271

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.36	$ 0.34	$ 0.39	$ 1.47	$ 1.43
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.52	0.04

Net Income	$ 0.36	$ 0.34	$ 0.40	$ 1.99	$ 1.47

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.35	$ 0.34	$ 0.38	$ 1.44	$ 1.40
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.50	0.04

Net Income	$ 0.35	$ 0.34	$ 0.39	$ 1.94	$ 1.44

Dividends Per Share	$ 0.200	$ 0.200	$ 0.160	$ 0.800	$ 0.608

Net Interest Margin	3.65%	3.61%	3.85%	3.73%	3.85%
Efficiency Ratio (1)	62.10	63.69	60.04	62.90	64.07
Annualized Return on Average Assets (2)	1.13	1.07	1.36	1.61	1.32
Annualized Return on Average Equity (2)	13.20	12.71	15.25	18.44	14.39

Average Basic Shares Outstanding	16,482,585	16,450,267	16,982,198	16,555,127	17,158,145
Average Diluted Shares Outstanding	16,842,036	16,816,998	17,437,926	16,977,111	17,549,963

	December 31	September 30	December 31
	2006	2006	2005
Assets	$ 2,162,113	$ 2,146,451	$ 1,966,356
Loans	1,694,687	1,692,728	1,567,186
Deposits	1,611,055	1,671,684	1,449,276
Shareholders' Equity	182,094	178,508	175,442

Shareholders' Equity/Assets	8.42%	8.32%	8.92%
Tangible Equity/Tangible Assets	6.98%	6.86%	7.33%

Shareholders' Equity Per Share	$ 10.87	$ 10.69	$ 10.22
Market Closing Price	25.36	26.01	27.50

Shares Outstanding	16,767,727	16,693,875	17,163,404

(1)	Based on continuing operations.
(2)	Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	December 31	September 30	December 31
	2006	2006	2005
	(Unaudited)	(Unaudited)

Assets
Cash	$ 53,511	$ 52,552	$ 49,903
Interest-Bearing Due from Banks	6,317	7,115	3,151
Federal Funds Sold	41,500	50,000	10,000
Securities Available for Sale	262,827	245,725	232,976
Other Investments	20,006	22,214	26,540
Loans
Business	619,891	624,682	545,215
Commercial Real Estate	191,020	176,384	167,715
Single-Family Construction	126,916	128,264	92,451
Consumer	488,173	489,624	499,465
Residential Mortgage	268,687	273,774	262,340

Total Loans	1,694,687	1,692,728	1,567,186
Allowance for Loan Losses	(30,463)	(34,972)	(39,168)

Net Loans	1,664,224	1,657,756	1,528,018
Premises and Equipment	27,218	25,853	24,272
Accrued Interest Receivable	11,710	10,832	10,474
Goodwill	30,682	30,682	30,682
Other Intangible Assets	2,864	2,949	3,206
Assets of Discontinued Operations	-	-	1,020
Other Assets	41,254	40,773	46,114

Total Assets	$ 2,162,113	$ 2,146,451	$ 1,966,356

Liabilities
Non-Interest-Bearing Deposits	$ 242,975	$ 247,128	$ 268,682
Interest-Bearing Deposits
Demand Deposits	194,878	199,546	229,876
Savings Deposits	664,474	678,493	489,713
Certificates of Deposit	508,728	546,517	461,005

Total Interest-Bearing Deposits	1,368,080	1,424,556	1,180,594

Total Deposits	1,611,055	1,671,684	1,449,276
Short-Term Borrowings	277,888	203,174	220,732
Federal Home Loan Bank Advances	19,666	19,675	42,365
Subordinated Notes	46,905	46,874	46,781
Accrued Interest Payable	2,612	2,693	1,830
Advances by Borrowers for Taxes and Insurance	1,265	1,993	873
Other Liabilities	20,628	21,850	29,057

Total Liabilities	1,980,019	1,967,943	1,790,914

Shareholders' Equity
Common Stock	205	204	202
Capital Surplus	18,121	17,119	16,153
Retained Earnings	225,365	222,705	204,089
Accumulated Other Comprehensive Income (Loss)	(2,908)	(2,831)	(3,077)
Treasury Stock at Cost	(58,689)	(58,689)	(41,925)

Total Shareholders' Equity	182,094	178,508	175,442

Total Liabilities and Shareholders' Equity	$ 2,162,113	$ 2,146,451	$ 1,966,356

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)	Three Months Ended			Twelve Months Ended
	December 31 2006	September 30 2006	December 31 2005	December 31 2006	December 31 2005
Interest Income
Interest-Bearing Due from Banks	$ 48	$ 82	$ 32	$ 353	$ 142
Federal Funds Sold	290	373	32	847	91
Securities Available for Sale	2,521	2,512	2,186	9,948	8,387
Dividends on Other Investments	274	235	281	1,209	1,159
Loans	31,763	31,442	26,653	119,362	97,401

Total Interest Income	34,896	34,644	29,184	131,719	107,180
Interest Expense
Deposits	13,293	13,431	7,856	45,658	25,930
Short-Term Borrowings	2,310	2,151	1,893	8,988	5,121
Federal Home Loan Bank Advances	271	299	793	2,013	3,653
Subordinated Notes	843	843	843	3,366	3,366

Total Interest Expense	16,717	16,724	11,385	60,025	38,070

Net Interest Income	18,179	17,920	17,799	71,694	69,110
Provision for Loan Losses	-	-	-	(1,600)	(3,200)

Net Interest Income after Provision for Loan Losses	18,179	17,920	17,799	73,294	72,310
Non-Interest Income
Deposit Charges	4,358	4,159	4,239	16,506	16,760
Loan Servicing Income	-	-	1	-	58
Loan Fees	320	410	308	1,718	1,818
Investment Product Sales Commissions	191	164	132	763	581
Sale of Loans	1,119	1,277	2,402	6,504	10,188
Sale of Loan Servicing	-	-	20	-	(1,649)
Net Investment Securities Gain (Loss)	-	-	-	-	(813)
Other	542	626	517	2,393	2,375

Total Non-Interest Income	6,530	6,636	7,619	27,884	29,318
Non-Interest Expense
Salaries and Benefits	8,835	9,260	9,101	37,111	37,295
Net Occupancy	1,084	993	981	4,029	4,330
Equipment	1,378	1,518	1,381	6,496	5,368
Professional Services	1,038	892	1,026	3,755	4,118
Marketing	632	492	234	2,131	2,144
Telephone, Supplies, and Postage	676	816	719	2,905	3,004
Other Intangible Asset Amortization	86	86	174	342	696
OREO Expenses	(52)	39	69	(199)	(94)
Other	1,668	1,544	1,576	6,060	6,200

Total Non-Interest Expense	15,345	15,640	15,261	62,630	63,061

Income from Continuing Operations	9,364	8,916	10,157	38,548	38,567
Income Taxes	3,354	3,243	3,595	14,252	14,067

Income from Continuing Operations, Net of Taxes	6,010	5,673	6,562	24,296	24,500
Discontinued Operations
Income from Discontinued Operations	-	-	317	14,254	1,296
Income Taxes	-	-	128	5,601	525

Income from Discontinued Operations, Net of Taxes	-	-	189	8,653	771

Net Income	$ 6,010	$ 5,673	$ 6,751	$ 32,949	$ 25,271

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.36	$ 0.34	$ 0.39	$ 1.47	$ 1.43
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.52	0.04

Net Income	$ 0.36	$ 0.34	$ 0.40	$ 1.99	$ 1.47

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.35	$ 0.34	$ 0.38	$ 1.44	$ 1.40
Income from Discontinued Operations, Net of Taxes	-	-	0.01	0.50	0.04

Net Income	$ 0.35	$ 0.34	$ 0.39	$ 1.94	$ 1.44

Dividends Per Common Share	$ 0.200	$ 0.200	$ 0.160	$ 0.800	$ 0.608

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands) (Unaudited)

	Three Months Ended
	December 31, 2006			December 31, 2005
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 3,561	$ 48	5.37%	$ 3,485	$ 32	3.64%
Federal Funds Sold	22,484	290	5.12	3,196	32	4.03
Securities Available for Sale	247,216	2,521	4.08	231,383	2,186	3.78
Other Investments	21,566	274	5.08	26,540	281	4.24
Loans
Business	623,293	12,367	7.87	544,319	9,727	7.09
Commercial Real Estate	184,629	3,994	8.58	164,785	3,102	7.47
Single-Family Construction	126,641	2,767	8.67	95,467	1,745	7.25
Consumer	494,879	9,053	7.32	513,525	9,042	7.04
Residential Mortgage	268,020	3,582	5.35	264,763	3,037	4.59

Total Loans	1,697,462	31,763	7.42	1,582,859	26,653	6.70

Total Earning Assets	1,992,289	34,896	6.97	1,847,463	29,184	6.29
Other Assets	121,475			121,414

Total Assets	$ 2,113,764			$ 1,968,877

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$ 197,011	$ 662	1.33%	$ 185,200	$ 273	0.58%
Savings Deposits	677,564	6,451	3.78	503,429	2,987	2.35
Certificates of Deposit	525,307	6,180	4.67	485,445	4,596	3.76

Total Interest-Bearing Deposits	1,399,882	13,293	3.77	1,174,074	7,856	2.65
Short-Term Borrowings	218,379	2,310	4.20	223,215	1,893	3.36
Federal Home Loan Bank Advances	19,670	271	5.46	67,396	793	4.67
Subordinated Notes	46,895	843	7.19	46,771	843	7.21

Total Interest-Bearing Liabilities	1,684,826	16,717	3.94	1,511,456	11,385	2.99
Non-Interest-Bearing Demand Deposits	218,759			246,817
Other Liabilities	29,604			35,004
Shareholders' Equity	180,575			175,600

Total Liabilities and Shareholders' Equity	$ 2,113,764			$ 1,968,877

Net Interest Income/Spread		$ 18,179	3.03%		$ 17,799	3.30%

Net Interest Margin			3.65%			3.85%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(unaudited)

	Twelve Months Ended
	December 31, 2006			December 31, 2005
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate

Assets
Interest-Bearing Due from Banks	$ 7,156	$ 353	4.94%	$ 5,354	$ 142	2.64%
Federal Funds Sold	16,686	847	5.08	2,853	91	3.19
Securities Available for Sale	246,817	9,948	4.03	226,513	8,387	3.70
Other Investments	24,350	1,209	4.96	26,447	1,159	4.38
Loans
Business	580,308	45,129	7.78	504,388	33,236	6.59
Commercial Real Estate	168,751	14,095	8.35	167,287	11,497	6.87
Single-Family Construction	115,620	9,685	8.38	80,652	5,379	6.67
Consumer	498,273	36,653	7.36	509,471	34,625	6.80
Residential Mortgage	266,454	13,800	5.18	271,189	12,664	4.67

Total Loans	1,629,406	119,362	7.33	1,532,987	97,401	6.35

Total Earning Assets	1,924,415	131,719	6.84	1,794,154	107,180	5.97
Other Assets	118,193			113,396
Total Assets	$ 2,042,608			$ 1,907,550

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$ 185,060	$ 1,878	1.01%	$ 189,297	$ 877	0.46%
Savings Deposits	599,961	20,647	3.44	477,500	8,835	1.85
Certificates of Deposit	523,904	23,133	4.42	473,150	16,218	3.43

Total Interest-Bearing Deposits	1,308,925	45,658	3.49	1,139,947	25,930	2.27
Short-Term Borrowings	217,873	8,988	4.13	181,930	5,121	2.81
Federal Home Loan Bank Advances	40,110	2,013	5.02	84,087	3,653	4.34
Subordinated Notes	46,849	3,366	7.18	46,725	3,366	7.20

Total Interest-Bearing Liabilities	1,613,757	60,025	3.72	1,452,689	38,070	2.62
Non-Interest-Bearing Demand Deposits	218,690			246,113
Other Liabilities	31,457			33,133
Shareholders' Equity	178,704			175,615

Total Liabilities and Shareholders' Equity	$ 2,042,608			$ 1,907,550

Net Interest Income/Spread		$ 71,694	3.12%		$ 69,110	3.35%

Net Interest Margin			3.73%			3.85%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31	September 30	December 31	December 31	December 31
	2006	2006	2005	2006	2005

Allowance for Loan Losses at Beginning of Period	$ 34,972	$ 36,274	$ 41,046	$ 39,168	$ 53,172
Charge-Offs
Business	3,697	286	434	4,936	6,719
Commercial Real Estate	498	-	-	498	-
Consumer	1,347	1,462	2,275	4,926	7,215
Residential Mortgage	22	153	132	430	224

Total Charge-Offs	5,564	1,901	2,841	10,790	14,158
Recoveries
Business	412	147	88	1,501	889
Commercial Real Estate	-	9	-	10	278
Single-Family Construction	35	(12)	-	73	237
Consumer	608	452	875	2,098	1,950
Residential Mortgage	-	3	-	3	-

Total Recoveries	1,055	599	963	3,685	3,354

Net Charge-Offs	4,509	1,302	1,878	7,105	10,804
Provision for Loan Losses	-	-	-	(1,600)	(3,200)

Allowance for Loan Losses at End of Period	$ 30,463	$ 34,972	$ 39,168	$ 30,463	$ 39,168

Net Charge-Offs to Average Loans (Annualized)	1.05%	0.31%	0.47%	0.44%	0.70%
Allowance for Loan Losses to Loans at End of Period	1.80	2.07	2.50
Allowance for Loan Losses to Non-Performing Loans
at End of Period	232.52	604.22	859.89

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	December 31, 2006	September 30, 2006	December 31, 2005
Non-Performing Loans
Non-Accrual Loans
Business	$ 9,064	$ 1,190	$ 1,383
Commercial Real Estate	723	-	-
Consumer	917	1,107	1,323
Residential Mortgage	705	796	698

Total Non-Accrual Loans	11,409	3,093	3,404

Accruing Loans Past Due 90 Days or More
Business	710	26	203
Commercial Real Estate	209	2,257	-
Consumer	445	327	825
Residential Mortgage	303	85	123

Total Accruing Loans Past Due 90 Days or More	1,667	2,695	1,151

Total Non-Performing Loans	13,076	5,788	4,555
Foreclosed Assets	25	119	78

Total Non-Performing Assets	$ 13,101	$ 5,907	$ 4,633

Non-Performing Loans to Loans at End of Period	0.77%	0.34%	0.29%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.77	0.35	0.30